RESULTS OF THE SHAREHOLDER MEETING
	On June 2, 2009, June 5, 2009, and July 8, 2009 Dimensional Investment Group Inc. ("DIG") held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and its Portfolios, including, among other items, the amendment of certain fundamental investment limitations and the elimination of certain fundamental investment limitations. Shareholders also voted on the election of Directors for DIG.
The directors standing for election at the Meeting comprise the entire Board of Directors of DIG. The shareholders of each Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

Unless otherwise noted, information is shown in the following order:


INFORMATION WILL BE SHOWN IN THE FOLLOWING ORDER:

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%

PERCENT OF OUTSTANDING SHARES VOTED:
For
Against
Abstain / WithHold


Proposal 1: Election of Directors for DIG*

1a.  David G. Booth
754,612,895
96.26%
0
0.00%
29,301,677
3.74%

1b  George M. Constantinides
753,991,785
96.18%
0
0.00%
29,922,787
3.82%

1c  John P. Gould
753,344,569
96.10%
0
0.00%
30,570,003
3.90%


1d  Roger G. Ibbotson
754,232,365
96.21%
0
0.00%
29,682,207
3.79%

1e  Robert C. Merton
754,598,874
96.26%
0
0.00%
29,315,698
3.74%

1f  Myron S. Scholes
754,057,040
96.19%
0
0.00%
29,857,532
3.81%

1g  Eduardo A. Repetto
753,295,592
96.09%
0
0.00%
30,618,979
3.91%

1h  Abbie J. Smith
754,123,603
96.20%
0
0.00%
29,790,969
3.80%

For
Against
Abstain / WithHold

1a.
85.87%
0.00%
3.33%

1b.
85.80%
0.00%
3.41%

1c.
85.73%
0.00%
3.48%

1d.
85.83%
0.00%
3.38%

1e.
85.87%
0.00%
3.34%

1f.
85.81%
0.00%
3.40%

1g.
85.72%
0.00%
3.48%

1h.
85.82%
0.00%
3.39%

Proposal 2: To approve
Articles of Amendment and Restatement*

SHARES VOTED:
For
%
Against
%
For
Against
Abstain/WithHold
%


93.81%
7,503,436
1.47%
24,156,664
4.72%
54.59%
0.85%
2.75%

* Results are for all Portfolios within DIG




GLOBAL EQUITY PORTFOLIO - CLASS I, R2


INFORMATION WILL BE SHOWN IN THE FOLLOWING ORDER UNLESS
SPECIFIED OTHERWISE:

Proposals:

5           To approve amendments to certain fundamental
investment
            Restrictions

5a    Borrowing Money
50,703,999
91.20%
1,235,854
2.22%
3,654,061
6.57%

5b Making Loans
50,750,328
91.29%
1,188,337
2.14%
3,655,249
6.57%

5c    Investments in Real Estate
50,672,870
91.15%
1,265,703
2.28%
3,655,341
6.58%

5d    Investments in Commodities
50,560,455
90.95%
1,366,866
2.46%
3,666,593
6.60%

5e    Diversification of Investments
50,960,939
91.67%
970,505
1.75%
3,662,470
6.59%

6    To approve the elimination of certain fundamental
investment restrictions

6b    Purchasing Securities on Margin
50,037,744
90.01%
1,770,368
3.18%
3,785,802
6.81%

Need for 50% Voted 40Act:
For
Against
Abstain / WithHold

5a.
46.52%
1.13%
3.35%

5b.
46.56%
1.09%
3.35%

5c.
46.49%
1.16%
3.35%

5d.
46.39%
1.25%
3.36%

5e.
46.75%
0.89%
3.36%

6b.
45.91%
1.62%
3.47%



GLOBAL 60/40 PORTFOLIO

Proposals:

5    To approve amendments to certain fundamental investment
restrictions

5a  Borrowing Money
28,552,696
94.54%
459,158
1.52%
1,188,626
3.94%

5b    Making Loans
28,551,732
94.54%
454,059
1.50%
1,194,689
3.96%

5c    Investments in Real Estate
28,574,874
94.62%
437,297
1.45%
1,188,309
3.93%

5d    Investments in Commodities
28,596,781
94.69%
423,264
1.40%
1,180,435
3.91%

5e    Diversification of Investments
28,686,057
94.99%
335,687
1.11%
1,178,736
3.90%

6    To approve the elimination of certain fundamental
investment restrictions

6b    Purchasing Securities on Margin
28,345,469
93.86%
683,463
2.26%
1,171,548
3.88%


For
Against
Abstain / WithHold

5a.
49.19%
0.79%
2.05%

5b.
49.19%
0.78%
2.06%


5c.
49.23%
0.75%
2.05%

5d
49.27%
0.73%
2.03%

5e.
49.42%
0.58%
2.03%

6b
48.84%
1.18%
2.02%



GLOBAL 25/75 PORTFOLIO


5    To approve amendments to certain fundamental investment
restrictions
5a    Borrowing Money
8,874,835
98.40%
76,551
0.85%
67,532
0.75%


5b    Making Loans
8,863,704
98.28%
69,727
0.77%
85,487
0.95%


5c    Investments in Real Estate
8,902,302
98.71%
56,114
0.62%
60,502
0.67%


5d    Investments in Commodities
8,875,848
98.41%
57,583
0.64%
85,487
0.95%


5e    Diversification of Investments
8,912,286
98.82%
46,130
0.51%
60,502
0.67%


6    To approve the elimination of certain fundamental
investment restrictions

6b    Purchasing Securities on Margin
8,831,180
97.92%
97,268
1.08%
90,470
1.00%

For
Against
Abstain / WithHold


5a.
64.99%
0.56%
0.49%

5b.
64.91%
0.51%
0.63%

5c.
65.19%
0.41%
0.44%

5d.
65.00%
0.42%
0.63%

5e.
65.26%
0.34%
0.44%

6b.
64.67%
0.71%
0.66%




DFA INTERNATIONAL VALUE PORTFOLIO

INFORMATION WILL BE SHOWN IN THE FOLLOWING ORDER:

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%
For
Against

PERCENT OF OUTSTANDING SHARES VOTED:

Abstain / WithHold

5           To approve amendments to certain fundamental
investment restrictions

5a          Borrowing Money
127,614,315
85.58%
4,496,066
9.72%
7,013,040
4.70%
48.32%
5.49%

2.66%

5b          Making Loans
127,641,188
85.59%
14,331,582
9.61%
7,150,651
4.80%
48.33%
5.43%

2.71%

5c          Investments in Real Estate
129,571,288
86.89%
12,561,171
8.42%
6,990,962
4.69%
49.06%
4.76%

2.65%

5d          Investments in Commodities
127,850,565
85.73%
14,282,207
9.58%
6,990,649
4.69%
48.41%
5.41%

2.65%

5e          Diversification of Investments
128,058,001
85.87%
13,639,129
9.15%
7,426,291
4.98%
48.49%
5.16%

2.81%

6           To approve the elimination of certain fundamental
investment restrictions

6a          Pledging, Mortgaging, or Hypothecating Assets
126,781,111
85.02%
15,180,463
10.18%
7,161,847
4.80%
48.00%
5.75%

2.71%

6b          Purchasing Securities on Margin
126,743,961
84.99%
15,230,781
10.21%
7,148,679
4.79%
47.99%
5.77%

2.71%

6c          Investing in Restricted or Illiquid Securities
126,892,075
85.09%
15,147,599
10.16%
7,083,747
4.75%
48.05%
5.74%

2.68%

6d          Investing for the Purpose of Exercising Control
127,557,569
85.54%
14,485,326
9.71%
7,080,526
4.75%
48.30%
5.48%

2.68%



6e          Investing in Other Investment Companies
127,306,100
85.37%
14,765,431
9.90%
7,051,890
4.73%
48.20%
5.59%

2.67%

6f          Management Ownership of Securities of an Issuer
127,523,344  85.52%
13,985,818
9.38%
7,614,259
5.11%
48.29%
5.30%

2.88%

6g         Investing in Oil, Gas, or other
             Mineral Exploration, Leases or
            Development Programs
128,355,439
86.07%
13,751,004
9.22%
7,016,978
4.71%
48.60%
5.21%

2.66%

6h         Investing in Securities of Unseasoned Issuers
127,429,787
85.45%
14,603,028
9.79%
7,090,605
4.75%
48.25%
5.53%

2.68%

6i          Investing in Warrants
127,537,439
85.52%
13,993,622
9.38%
7,592,359
5.09%
48.29%
5.30%

2.87%


6j          Writing or Acquiring Options
127,281,114
85.35%
14,227,906
9.54%
7,614,401
5.11%
48.19%
5.39%

2.88%

8          Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
129,446,599
86.81%
8,913,716
5.98%
10,763,106
7.22%
49.01%
3.38%

4.08%



DFA INTERNATIONAL VALUE PORTFOLIO II


5     To approve amendments to certain fundamental investment
restrictions
5a   Borrowing Money
18,170,366
97.32%
385,907
2.07%
113,647
0.61%

5b   Making Loans
18,186,645
97.41%
358,566
1.92%
124,709
0.67%

5c   Investments in Real Estate
18,171,107
97.33%
385,166
2.06%
113,647
0.61%

5d   Investments in Commodities
18,220,908
97.59%
 337,584
1.81%
111,428
0.60%

5e  Diversification of Investments
18,239,106
97.69%
317,167
1.70%
113,647
0.61%

6   To approve the elimination of certain fundamental investment restrictions

6a  Pledging, Mortgaging, or
     Hypothecating Assets
18,204,336  97.51%
349,355
1.87%
116,229
0.62%

6b  Purchasing Securities on Margin
18,158,736
97.26%
406,017
2.17%
105,167
 0.56%

6c  Investing in Restricted or Illiquid
        Securities
18,178,228
97.37%
386,525
2.07%
105,167
 0.56%

6d  Investing for the Purpose of
     Exercising Control
18,189,241
97.43%
 367,032
1.97%
113,647
0.61%

6e  Investing in Other Investment
       Companies
18,195,856
97.46%
255,262
1.37%
218,802
1.17%

6f   Management Ownership of
            Securities of an Issuer
18,192,321
97.44%
250,317
1.34%
227,282
1.22%

6g  Investing in Oil, Gas, or other
      Mineral Exploration, Leases or
      Development Programs
18,254,364
97.77%
216,665
1.16%
198,891
1.07%

6h  Investing in Securities of
      Unseasoned Issuers
18,196,712
97.47%
263,255
1.41%
209,953
1.12%

6i    Investing in Warrants
18,224,492
97.61%
329,199
1.76%
116,229
 0.62%

6j   Writing or Acquiring Options
18,208,672
97.53%
345,019
1.85%
116,229
0.62%

8    Approval of Investment
      Advisory Agreement between
     Dimensional Fund Advisors LP
     and the  Company
18,229,347
97.64%
 304,433
1.63%
136,140
 0.73%

For
Against
Abstain / WithHold

5?
80.98%
1.72%
 0.51%

5b
 81.06%
1.60%
0.56%

5c
80.99%
1.72%
0.51%

5d
81.21%
1.50%
0.50%

5e
81.29%
1.41%
0.51%

6?
81.13%
1.56%
0.52%

6b
80.93%
1.81%
 0.47%

6c
81.02%
1.72%
0.47%

6d
81.07%
1.64%
0.51%

6e
81.10%
1.14%
0.98%

6f
81.08
..12%
1.01%

6g
81.36%
0.97%
 0.89%

6h
81.10%
1.17%
0.94%

6i
81.22%
1.47%
0.52%

6j
81.15%
 1.54%
 0.52%

8
81.25%
1.36%
0.61%


DFA INTERNATIONAL VALUE PORTFOLIO III

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%
For
Against

PERCENT OF OUTSTANDING SHARES VOTED:

Abstain / WithHold


5           To approve amendments to certain
            fundamental investment restrictions

5a          Borrowing Money
31,855,519
93.27%
887,787
2.60%
1,410,321
4.13%47.67%
1.33%

2.11%

5b          Making Loans
31,861,806
93.29%
885,980
2.59%
1,405,841
4.12%47.68%
1.33%

2.10%

5c          Investments in Real Estate
31,050,489
90.91%
1,684,434
4.93%
1,418,704
4.15%
46.47%
2.52%

2.12%

5d          Investments in Commodities
31,064,204
90.95%
1,675,144
4.90%
1,414,279
4.14%
46.49%
2.51%

2.12%

5e          Diversification of Investments
32,061,359
93.87%
701,738
2.05%
1,390,530
4.07%
47.98%
1.05%

2.08%

6           To approve the elimination of
            certain fundamental investment
            restrictions

6a          Pledging, Mortgaging, or
            Hypothecating Assets
30,876,560
90.40%
1,861,820
5.45%
1,415,247
4.14%
46.21%
2.79%

2.12%

6b          Purchasing Securities on Margin
30,796,978
90.17%
1,926,776
5.64%
1,429,873
4.19%
46.09%
2.88%

2.14%

6c          Investing in Restricted or Illiquid
            Securities
30,820,403
90.24%
1,927,884
5.64%
1,405,340
4.11%
46.12%
2.89%

2.10%

6d          Investing for the Purpose of
            Exercising Control
31,870,954
93.32%
868,095
2.54%
1,414,578
4.14%
47.70%
1.30%

2.12%

6e          Investing in Other Investment
            Companies
31,824,266
93.18%
913,237
2.67%
1,416,124
4.15%
47.63%
1.37%

2.12%

6f          Management Ownership of
            Securities of an Issuer
31,850,249  93.26%
886,828
2.60%
1,416,550
4.15%
47.66%
1.33%

2.12%

6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
31,098,372
91.05%
1,670,497
4.89%
1,384,758
4.05%
46.54%
2.50%

2.07%

6h          Investing in Securities of
            Unseasoned Issuers
31,769,113
93.02%
996,348
2.92%
1,388,166
4.06%
47.54%
1.49%

2.08%

6i          Investing in Warrants
31,862,801
93.29%
879,909
2.58%
1,410,917
4.13%
47.68%
1.32%

2.11%

6j          Writing or Acquiring Options
31,838,943
93.22%
917,397
 2.69%
1,397,287
4.09%
47.65%
1.37%

2.09%

8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
32,098,447
93.98%
630,462
1.85%
1,424,718
4.17%
48.04%
0.94%

2.13%




DFA INTERNATIONAL VALUE PORTFOLIO IV

SHARES VOTED:
For
%
Against
Abstain/WithHold

PERCENT OF OUTSTANDING SHARES VOTED:

For
Against
AbstainWithHold

To approve amendments to certain fundamental investment restrictions

5a   Borrowing Money
29,154,332
100.00%
0
0

100%
0.00%
0.00%

5b   Making Loans
29,154,332
100.00%
0
0

100%
0.00%
0.00%

5c   Investments in Real Estate
29,154,332
100.00%
0
0

100%
0.00%
0.00%

5d   Investments in Commodities
29,154,332
100.00%
0
0

100%
0.00%
0.00%

5e   Diversification of Investments
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6     To approve the elimination of certain fundamental
investment restrictions

6a   Pledging, Mortgaging, or
       Hypothecating Assets
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6b   Purchasing Securities on Margin
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6c   Investing in Restricted or Illiquid
       Securities
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6d   Investing for the Purpose of
       Exercising
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6e    Investing in Other Investment
       Companies
29,154,332
100.00%
0
0

100%
0.00%
0.00%


6f    Management Ownership of
        Securities of an Issuer
29,154,332
100.00%
0
0

100%
0.00%
0.00%


6g    Investing in Oil, Gas, or other
        Mineral Exploration, Leases or
         Development Programs
29,154,332
100.00%
0
0

100%
0.00%
0.00%


6h     Investing in Securities of
         Unseasoned Issuers
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6i      Investing in Warrants
29,154,332
100.00%
0
0

100%
0.00%
0.00%

6j      Writing or Acquiring Options
29,154,332
100.00%
0
0

100%
0.00%
0.00%

8       Approval of Investment Advisory
         Agreement between Dimensional
         Fund Advisors LP and the
         Company
29,154,332
100.00%
0
0

100%
0.00%
0.00%


EMERGING MARKETS PORTFOLIO II

SHARES VOTED:
For
%
Against
Abstain/WithHold

PERCENT OF OUTSTANDING SHARES VOTED:

For
Against
Abstain/WithHold


5	To approve amendments to certain fundamental investment
restrictions
6
5a   Borrowing Money
7,146,343
100.00%
0
0

100%
0.00%
0.00%


5b   Making Loans
7,146,343
100.00%
0
0

100%
0.00%
0.00%

5c   Investments in Real Estate
7,146,343
100.00%
0
0

100%
0.00%
0.00%

5d   Investments in Commodities
7,146,343
100.00%
0
0

100%
0.00%
0.00%

5e   Diversification of Investments
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6     To approve the elimination of certain fundamental
investment restrictions

6a   Pledging, Mortgaging, or
       Hypothecating Assets
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6b   Purchasing Securities on Margin
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6c   Investing in Restricted or Illiquid
       Securities
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6d   Investing for the Purpose of
       Exercising Control
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6e    Investing in Other Investment
       Companies
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6f    Management Ownership of
       Securities of an Issuer
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6g    Investing in Oil, Gas, or other
        Mineral Exploration, Leases or
        Development Programs
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6h    Investing in Securities of
        Unseasoned Issuers
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6i    Investing in Warrants
7,146,343
100.00%
0
0

100%
0.00%
0.00%

6j    Writing or Acquiring Options
7,146,343
100.00%
0
0

100%
0.00%
0.00%

8     Approval of Investment Advisory
      Agreement between Dimensional
      Fund Advisors LP and the
      Company
7,146,343
100.00%
0
0

100%
0.00%
0.00%



LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

5. To approve amendments to certain fundamental investment restrictions

5a   Borrowing Money
3,426,211
87.46%
186,847
4.77%
304,250
7.77%

5b   Making Loans
3,424,905
87.43%
192,169
4.91%
300,234
7.66%
NA
NA

5c   Investments in Real Estate
3,456,737
88.24%
160,338
4.09%
300,233
7.66%
NA
NA

5d   Investments in Commodities
3,448,485  88.03%
168,590
4.30%
300,233
7.66%

5e  Diversification of Investments
3,483,330
88.92%
133,744
3.41%
300,234
7.66%

6    To approve the elimination of certain fundamental
investment
      Restrictions

6a  Pledging, Mortgaging, or
      Hypothecating Assets
3,414,784
87.17%
202,635
5.17%
299,889
7.66%

6b  Purchasing Securities on Margin
3,397,232
86.72%
224,205
5.72%
295,871
7.55%

6c Investing in Restricted or Illiquid
     Securities
3,394,100
86.64%
223,449
5.70%
299,759
7.65%

6d  Investing for the Purpose of
     Exercising Control
3,475,596
88.72%
145,840
3.72%
295,872
7.55%

6e Investing in Other Investment
     Companies
3,442,495
87.88%
178,941
4.57%
295,872
7.55%

6f  Management Ownership of
      Securities of an Issuer
3,440,053
87.82%
181,384
4.63%
295,871
7.55%

6g  Investing in Oil, Gas, or other
      Mineral Exploration, Leases or
      Development Programs
3,453,467
88.16%
167,970
4.29%
295,871
7.55%

6h  Investing in Securities of
     Unseasoned Issuers
3,395,770
86.69%
221,780
5.66%
299,758
7.65%

6i  Investing in Warrants
3,422,649
87.37%
198,788
5.07%
295,871
7.55%

6j  Writing or Acquiring Options
3,418,765
87.27%
202,672
5.17%
295,871
7.55%

8   Approval of Investment Advisory
    Agreement between Dimensional
    Fund Advisors LP and the
    Company
3,492,808
89.16%
117,805
3.01%
306,695
7.83%

For
Against
Abstain / WithHold

5a
48.21%
2.63%
4.28%

5b
48.19%
2.70%
4.22%

5c
48.64%
2.26%
4.22%

5d
48.53%
2.37%
4.22%

5e
49.02%
1.88%
4.22%

6?
48.05%
2.85%
4.22%

6b
47.80%
3.15%
4.16%

6c
47.76%
3.14%
4.22%

6d
48.91%
2.05%
4.16%

6e
48.44%
2.52%
4.16%

6f
48.41%
2.55%
4.16%

6g
48.60%
2.36%
4.16%

6h
47.78%
3.12%
4.22%

6i
48.16%
2.80%
4.16%

6j
48.11%
2.85%
4.16%

8
49.15%
1.66%
4.32%




LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

5    To approve amendments to certain fundamental investment
restrictions

5a   Borrowing Money
3,710,454
87.68%
-
0.00%
521,241
12.32%

5b   Making Loans
3,657,332
86.43%
-
0.00%
574,363
13.57%

5c   Investments in Real Estate
3,707,589
87.61%
-
0.00%
524,106
12.39%

5d   Investments in Commodities
3,715,761
87.81%
-
0.00%
 515,934
12.19%

5e   Diversification of Investments
3,736,816
88.31%
-
0.00%
494,879
11.69%

6     To approve the elimination of certain fundamental
investment restrictions

6a   Pledging, Mortgaging, or
      Hypothecating Assets
3,647,642
86.20%
-
0.00%
584,053
13.80%

6b  Purchasing Securities on Margin
3,631,680
85.82%
-
0.00%
600,015
14.18%

6c  Investing in Restricted or Illiquid
      Securities
3,632,272
85.83%
-
0.00%
599,423
14.17%

6d  Investing for the Purpose of
      Exercising Control
3,720,365
87.92%
-
0.00%
511,330
12.08%

6e   Investing in Other Investment
      Companies
3,710,404
87.68%
-
0.00%
521,291
12.32%

6f   Management Ownership of
      Securities of an Issuer
3,722,986
87.98%
-
0.00%
508,709
12.02%

6g  Investing in Oil, Gas, or other
      Mineral Exploration, Leases or
     Development Programs
3,730,656
88.16%
-
0.00%
501,039
11.84%

6h  Investing in Securities of
     Unseasoned Issuers
3,680,639
86.98%
-
0.00%

551,056
13.02%

6i   Investing in Warrants
3,705,232
87.56%
 -
0.00%
526,463
12.44%

6j  Writing or Acquiring Options
3,713,436
87.75%
-
0.00%
518,259
12.25%

For
Against
Abstain / WithHold

5a
50.24%
0.00%
7.06%

5b
49.52%
0.00%
7.78%

5c
50.20%
0.00%
7.10%

5d
50.32%
 0.00%
6.99%

5e
50.60%
0.00%
6.70%

6?
49.39%
0.00%
7.91%

6b
49.18%
0.00%
8.12%

6c
49.18%
0.00%
8.12%

6d
50.38%
0.00%
6.92%

6e
50.24%
0.00%
7.06%

6f
50.41%
0.00%
6.89%

6g
50.52%
0.00%
6.78%

6h
49.84%
0.00%
7.46%

6i
50.17%
0.00%
7.13%

6j
50.28%
0.00%
7.02%




LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

5      To approve amendments to certain fundamental investment
restrictions

5a   Borrowing Money
6,012,061
90.26%
505,785
7.59%
142,614
2.14%

5b   Making Loans
6,026,920
90.49%
496,036
7.45%
137,504
2.06%

5c   Investments in Real Estate
6,029,505
90.53%
493,451
7.41%
137,504
2.06%

5d   Investments in Commodities
6,026,460
90.48%
491,387
7.38%
142,613
2.14%

5e   Diversification of Investments
6,423,456
96.44%
88,960
1.34%
148,044
2.22%

6     To approve the elimination of certain fundamental
investment restrictions

6a    Pledging, Mortgaging, or
        Hypothecating Assets
5,962,505
89.52%
549,706
8.25%
148,249
2.23%

6b   Purchasing Securities on Margin
5,968,825
89.62%
 542,528
8.15%
149,107
2.24%

6c   Investing in Restricted or Illiquid
       Securities
5,969,143
89.62%
547,320
8.22%
143,997
2.16%

6d   Investing for the Purpose of
       Exercising Control
6,017,754
90.35%
489,347
7.35%
153,359
2.30%

6e   Investing in Other Investment
       Companies
5,979,453
89.78%
537,010
8.06%
143,997
2.16%

6f   Management Ownership of
       Securities of an Issuer
5,992,179
89.97%
524,284
7.87%
143,997
2.16%

6g   Investing in Oil, Gas, or other
       Mineral Exploration, Leases or
       Development Programs
5,991,652
89.96%
524,810
7.88%
143,998
2.16%

6h   Investing in Securities of
       Unseasoned Issuers
5,967,144
89.59%
544,208
8.17%
 149,108
 2.24%

6i    Investing in Warrants
5,976,059
 89.72%
535,294
8.04%
149,107
 2.24%

6j    Writing or Acquiring Options
5,973,077
89.68%
538,276
8.08%
 149,107
2.24%

For
Against
Abstain / WithHold

5?
48.57%
4.09%
1.15%

5b
48.69%
4.01%
1.11%

5c
48.71%
3.99%
1.11%

5d
48.68%
3.97%
1.15%

5e
51.89%
  0.72%
1.20%

6?
48.17%
 4.44%
1.20%

6b
48.22%
4.38%
1.20%

6c
48.22%
4.42%
1.16%

6d
48.61%
3.95%
1.24%

6e
48.30%
4.34%
1.16%

6f
48.41%
4.24%
1.16%

6g
48.40%
4.24%
 1.16%

6h
48.21%
4.40%
1.20%

6i
48.28%
4.32%
1.20%

6j
48.25%
4.35%
1.20%



TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

5    To approve amendments to certain fundamental investment
restrictions

5a  Borrowing Money
28,659,923
90.51%
747,072
2.36%
2,257,992
7.13%

5b   Making Loans
28,618,641
90.38%
827,827
2.61%
2,218,519
7.01%

5c    Investments in Real Estate
28,492,602
89.98%
922,745
2.91%
2,249,640
7.10%

5d    Investments in Commodities
28,551,376
90.17%
900,839
2.84%
2,212,772
6.99%

5e    Diversification of Investments
28,849,234
91.11%
593,874
1.88%
2,221,879
7.02%

6      To approve the elimination of certain fundamental
investment restrictions

6b    Purchasing Securities on Margin
28,190,349
89.03%
1,232,888
3.89%
2,241,750
7.08%

6e    Investing in Other Investment
       Companies
28,524,847
90.08%
873,101
2.76%
2,267,039
7.16%

6g   Investing in Oil, Gas, or other
       Mineral Exploration, Leases or
       Development Programs
28,506,817
90.03%
 962,759
3.04%
2,195,411
6.93%

8     Approval of Investment Advisory
       Agreement between Dimensional
       Fund Advisors LP and the
       Company
28,826,207
91.03%
620,446
1.96%
2,218,334
7.01%

Need for 50% Voted 40Act:
For
Against
Abstain / WithHold


5a
51.84%
1.35%
4.08%

5b
51.76%
1.50%
4.01%

5c
51.54%
1.67%
4.07%

5d
51.64%
1.63%
4.00%

5e
52.18%
1.07%
4.02%

6b
50.99%
2.23%
4.05%

6e
51.59%
1.58%
4.10%

6g
51.56%
1.74%
3.97%

8
52.14%
1.12%
4.01%


U.S. LARGE CAP VALUE PORTFOLIO II

5      To approve amendments to certain fundamental investment
restrictions

5a    Borrowing Money
11,247,089
98.49%
123,941
1.09%
48,664
0.43%

5b    Making Loans
11,247,089
98.49%
123,941
1.09%
48,664
0.43%

5c     Investments in Real Estate
11,234,115
98.37%
136,915
1.20%
48,664
0.43%

5d     Investments in Commodities
11,258,649
98.59%
112,381
0.98%
48,664
0.43%

5e     Diversification of Investments
11,285,207
98.82%
 85,823
0.75%
48,664
0.43%

To approve the elimination of certain fundamental investment restrictions

6a     Pledging, Mortgaging, or
         Hypothecating Assets
11,236,234  98.39%
134,796
1.18%
48,664
0.43%

6b     Purchasing Securities on Margin
11,248,129
98.50%
122,901
1.08%
48,664
0.43%

6c     Investing in Restricted or Illiquid
        Securities
 11,250,029
98.51%
121,001
1.06%
48,664
0.43%

6d    Investing for the Purpose of
        Exercising Control
11,250,029
98.51%
121,001
1.06%
48,664
0.43%

6e    Investing in Other Investment
        Companies
11,244,371
98.46%
129,269
1.13%
46,054
0.40%

6f     Management Ownership of
        Securities of an Issuer
11,271,692
98.70%
99,338
0.87%
48,664
0.43%

6g     Investing in Oil, Gas, or other
        Mineral Exploration, Leases or
        Development Programs
11,249,055
98.51%
121,975
1.07%
48,664
0.43%

6h    Investing in Securities of
        Unseasoned Issuers
11,249,055
98.51%
121,975
1.07%
48,664
0.43%

6i     Investing in Warrants
11,250,133
98.52%
120,897
1.06%
48,664
0.43%

6j     Writing or Acquiring Options
11,250,029
98.51%
 121,001
1.06%
48,664
0.43%

8       Approval of Investment Advisory
         Agreement between Dimensional
         Fund Advisors LP and the
        Company
11,283,056
98.80%
87,974
0.77%
48,664
0.43%

For
Against
Abstain / WithHold

5a
84.01%
0.93%
0.36%

5b
84.01%
0.93%
0.36%

5c
83.91%
 1.02%
 0.36%

5d
84.09%
 0.84%
0.36%

5e
84.29%
0.64%
0.36%

6?
83.92%
1.01%
 0.36%

6b
84.01%
0.92%
0.36%

6c
84.03%
 0.90%
 0.36%

6d
84.03%
0.90%
0.36%

6e
83.99%
0.97%
0.34%

6f
84.19%
0.74%
0.36%

6g
84.02%
 0.91%
0.36%

6h
84.02%
 0.91%
 0.36%

6i
84.03%
0.90%
 0.36%

6j
84.03%
0.90%
0.36%

8
84.27%
 0.66%
0.36%



U.S. LARGE CAP VALUE PORTFOLIO III

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%
For
Against

PERCENT OF OUTSTANDING SHARES VOTED:

Abstain / WithHold

Proposals:

5           To approve amendments to certain
            fundamental investment restrictions

5a          Borrowing Money
58,143,575
93.51%
1,625,867
2.61%
2,408,936
3.87%
48.59%
1.36%

2.01%

5b          Making Loans
58,177,317
93.57%
1,578,105
2.54%
2,422,954
 3.90%
48.62%
1.32%

2.02%

5c          Investments in Real Estate
56,688,520
91.17%
3,045,589
4.90%
2,444,269
3.93%
47.37%
2.55%

2.04%


5d          Investments in Commodities
56,607,923
91.04%
3,160,852
5.08%
2,409,603
3.88%
47.31%
2.64%

2.01%

5e          Diversification of Investments
58,601,288
94.25%
1,193,719
1.92%
2,383,371
3.83%
48.97%
1.00%

1.99%

6           To approve the elimination of
            certain fundamental investment
            restrictions

6a          Pledging, Mortgaging, or
            Hypothecating Assets
56,302,806
90.55%
3,427,284
5.51%
2,448,288
3.94%
47.05%
2.86%

2.05%

6b          Purchasing Securities on Margin
56,194,130
90.38%
 3,555,084
5.72%
2,429,164
3.91%
46.96%
2.97%

2.03%

6c          Investing in Restricted or Illiquid
            Securities
56,250,759
 90.47%
3,518,423
5.66%
2,409,196
3.87%
47.01%
2.94%

2.01%

6d          Investing for the Purpose of
            Exercising Control
58,236,644
93.66%
1,536,653
2.47%
2,405,081
3.87%
48.67%
1.28%

2.01%

6e          Investing in Other Investment
            Companies
58,133,472
93.49%
1,611,603
2.59%
2,433,303
3.91%
48.58%
1.35%

2.03%

6f          Management Ownership of
            Securities of an Issuer
58,179,394
93.57%
1,541,736
2.48%
2,457,248
3.95%
48.62%
1.29%
2.05%

6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
56,722,284
91.23%
3,056,514
4.92%
2,399,580
3.86%
47.40%
2.55%

2.01%

6h          Investing in Securities of
            Unseasoned Issuers
57,935,331
93.18%
1,821,612
2.93%
2,421,435
3.89%
48.42%
1.52%

2.02%

6i          Investing in Warrants
58,207,826
93.61%
1,537,460
 2.47%
 2,433,092
3.91%
48.64%
1.28%

2.03%

6j          Writing or Acquiring Options
58,133,427
93.49%
1,617,729
2.60%
2,427,222
3.90%
48.58%
1.35%

2.03%

8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
58,620,666
94.28%
1,071,257
1.72%
2,486,455
 4.00%
48.99%
0.90%

2.08%




U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

5     To approve amendments to certain fundamental investment
restrictions

5a   Borrowing Money
51,732,595
96.87%
662,055
1.24%
1,010,728
1.89%

5b   Making Loans
51,732,615
96.87%
662,036
1.24%
1,010,727
1.89%

5c    Investments in Real Estate
51,761,717
96.92%
613,072
1.15%
1,030,589
1.93%

5d    Investments in Commodities
51,789,882
96.98%
610,543
1.14%
4,004,953
7.50%

5e    Diversification of Investments
51,905,924
97.19%
509,910
0.95%
989,544
1.85%

6      To approve the elimination of certain fundamental
investment restrictions

6b   Purchasing Securities on Margin
51,634,695
96.68%
 764,925
1.43%
1,005,758
1.88%

8     Approval of Investment Advisory
       Agreement between Dimensional
       Fund Advisors LP and the
      Company
51,963,094
97.30%
431,757
0.81%
1,010,527
1.89%

For
Against
Abstain / WithHold

5a
55.52%
0.71%
1.08%

5b
55.52%
0.71%
1.08%

5c
55.55%
0.66%
1.11%

5d
55.58%
0.66%
4.30%

5e
55.71%
0.55%
1.06%

6b
55.41%
0.82%
1.08%

8
55.77%
0.46%
1.08%